CERTIFICATIONS UNDER SECTION 906, SARBANES OXLEY ACT OF 2002

I, David E. Johnson, Chief Executive Officer, certify that

         this periodic report containing financial statements fully complies with the requirements of section 13(a)
         or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

         Date: April 28, 2003
              -----------------

                                                                           /s/ David E. Johnson
                                                                        ---------------------------------------------
                                                                         David E. Johnson
                                                                         President and Chief Executive Officer

A signed  original of this  written  statement  required by Section 906 has been provided to The First Bancshares, Inc.
and will be retained by The First Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

I, David O. Thoms, Chief Financial Officer, certify that

         this periodic report containing financial statements fully complies with the requirements of section 13(a)
         or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

         Date: April 28, 2003
              -----------------

                                                                           /s/ David O. Thoms
                                                                        ---------------------------------------------
                                                                         David O. Thoms
                                                                         Chief Financial Officer

A signed  original of this  written  statement  required by Section 906 has been provided to The First Bancshares, Inc.
and will be retained by The First Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.